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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-6


Section 7.3 Indenture            Distribution Date:                   3/15/2004
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(i)      Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                          Total

         Amount of the distribution allocable to the principal on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                          Total

(ii)     Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                   1,517,518.80
               Class B Note Interest Requirement                     151,659.90
               Class C Note Interest Requirement                     255,741.30
                          Total                                    1,924,920.00

         Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        0.90329
               Class B Note Interest Requirement                        1.08329
               Class C Note Interest Requirement                        1.42079

(iii)    Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                     1,680,000,000
               Class B Note Principal Balance                       140,000,000
               Class C Note Principal Balance                       180,000,000

(iv)     Amount on deposit in Owner Trust Spread Account          20,000,000.00

(v)      Required Owner Trust Spread Account Amount               20,000,000.00


                                                   By:
                                                      ----------------------
                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President